Filed pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement dated December 8, 2015

To

Prospectus dated April 30, 2015

This supplement contains information that supplements and amends certain information contained in the prospectus of Corporate Capital Trust, Inc. dated April 30, 2015, as supplemented and amended (the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the Prospectus as follows:

Prospectus Summary

The “Prospectus Summary” section of the Prospectus is amended by replacing the final sentence of the first paragraph with the following:

We refer to our wholly owned special purpose financing subsidiaries, CCT Funding LLC, Halifax Funding LLC, Paris Funding LLC, and CCT Tokyo Funding LLC as “CCT Funding,” “Halifax Funding,” “Paris Funding” and “Tokyo Funding,” respectively.

Senior Securities

The “Senior Securities—Revolving Credit Facilities” subsection of the Prospectus is amended by adding the following as a new paragraph immediately after the sixth paragraph of the subsection:

Our wholly owned, special purpose financing subsidiary, CCT Tokyo Funding LLC (“Tokyo Funding”) is a party to a revolving credit facility with Sumitomo Mitsui Banking Corporation, which we refer to as the Sumitomo Credit Facility, under which we may borrow up to $200 million. The applicable interest rate is based on three month LIBOR plus either 1.75% or 2.00%, depending on the average advances outstanding, or on a “base rate” (which is the higher of (i) a prime rate or (ii) the federal funds rate plus 0.50%), plus either 0.75% or 1.00%, depending on the average advances outstanding. Tokyo Funding also pays a quarterly non-usage fee on any unused commitment amounts of 0.35% to 0.875%, depending on utilization levels. The Sumitomo Credit Facility became effective on December 2, 2015. The Sumitomo Credit Facility is secured by a first priority security interest in substantially all of the assets of Tokyo Funding.

The “Senior Securities—Revolving Credit Facilities” subsection of the Prospectus is amended by replacing the seventh paragraph therein with the following:

For a description of these credit facilities and our senior secured term loan, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources and Liquidity—Borrowings—Credit Facilities and Term Loan.”

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The subsection captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources and Liquidity—Borrowings—Credit Facilities and Term Loan” is amended by adding the following immediately after the last paragraph of such subsection:

Sumitomo Credit Facility

On December 2, 2015 (the “Closing Date”), our wholly-owned subsidiary, CCT Tokyo Funding LLC (“Tokyo Funding”), entered into a revolving credit facility with Sumitomo Mitsui Banking Corporation (“Sumitomo”), under which Tokyo Funding may borrow up to $200 million. The revolving credit facility consists of a Loan and Servicing Agreement among CCT Tokyo Funding, as borrower, us, as servicer and transferor, Sumitomo, as administrative agent and collateral agent, and each of the lenders from time to time party thereto (the “LSA”), a Custody Agreement by and among CCT Tokyo Funding, us, Sumitomo and Wells Fargo Bank, National Association (“Wells Fargo”) and a Securities Account Control Agreement by and among CCT Tokyo Funding, us, Sumitomo and Wells Fargo, which are collectively referred to herein as the Financing Agreements.

Tokyo Funding’s obligations to Sumitomo under the Financing Agreements are secured by a first priority security interest in substantially all of the assets of Tokyo Funding, including its portfolio of assets. Such pledged assets are held in a segregated custody account with Wells Fargo. Tokyo Funding retains the benefits of ownership of the assets pledged to secure borrowings under the Financing Agreements. At the option of Tokyo Funding, interest is charged at either the rate of three month LIBOR plus 1.75%, if the average advances outstanding are greater than $100,000,000, otherwise plus 2.00%, or the higher of the Prime Rate (as defined in the LSA) or the Federal Funds rate plus 0.50%, plus 0.75% if the average advances outstanding are greater than $100,000,000, otherwise plus 1.00%. Interest is payable quarterly. From and including the Closing Date to and including the earlier to occur of (a) the date six months following the Closing Date and (b) the date upon which the amount of advances outstanding is equal to $200,000,000, CCT Tokyo Funding will pay a quarterly non-usage fee of 0.35% on any unused commitment amounts if the average daily amount of the advances outstanding during a remittance period is equal to or greater than the lesser of (i) 50% of the borrowing base during the remittance period and (ii) $100,000,000 (such lesser amount, the “Later Period Threshold Amount”). If the average daily amount of the advances outstanding during a remittance period is less than the Later Period Threshold Amount, Tokyo Funding will pay a fee of 0.875% for any unused portion up to or equal to the difference of the Later Period Threshold Amount less the amount of advances outstanding in addition to the non-usage fee of 0.35% on any remaining unused portion.

In connection with the Financing Agreements, we and CCT Tokyo Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default and facility termination events, the Financing Agreements contain the following additional facility termination events, among others: (a) the occurrence of a default, termination event or similar condition by us or Tokyo Funding under third-party agreements for borrowed money above a specified value; and (b) the unfunded exposure amount exceeds $20,000,000 for more than five business days. Tokyo Funding may terminate the LSA with 3 business days’ prior written notice and upon payment in full of all advances outstanding and other obligations under the credit facility, as well as a prepayment penalty. If certain requirements are not met, the LSA could be deemed in default and result in termination. Absent a default or facility termination event, Sumitomo may not terminate the LSA.

Description of Our Capital Stock – Custodians

The “Description of Our Capital Stock” section of the Prospectus is amended by adding the following immediately after the last sentence of the subsection captioned “Custodians”:

Pursuant to a custodial agreement among us, Tokyo Funding, Sumitomo and Wells Fargo, the custodian for Tokyo Funding is Wells Fargo Bank, National Association. The address for Tokyo Funding’s custodian is 9062 Old Annapolis Rd., Columbia, Maryland 21045.